SEASONS SERIES TRUST
Supplement to the Prospectus dated July 30, 2007
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure with respect to the International Equity Portfolio is deleted in its entirety and replaced with the following:
“The International Equity Portfolio is managed by an experienced investment team led by Eileen Rominger and Mark Beveridge who serve as Co-Chief Investment Officers of Global Equity. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Mark Beveridge, CFA, Managing Director and Co-Chief Investment Officer, Global Equity, joined GSAM International in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, UK/European, Emerging Markets, Asia ex Japan and Japan strategies. Prior to joining the GSAM International, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.”
Dated: May 2, 2008
Versions: Version 2 Class 1; Version 3 Class 2; Version 4 Class 3; and Combined Master